UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 16, 2007
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-14787 (Commission File Number)	38-3430473 (IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI (Address of Principal Executive Offices)	48098 (Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Final Order entered by the United States Bankruptcy Court for the Southern District of New York
Final Order entered by the United States Bankruptcy Court for the Southern District of New York
Press Release, dated August 17, 2007

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On August 16, 2007, the United States (“U.S.”) Bankruptcy Court for the Southern District of New York (the “Court”) granted two motions of Delphi Corporation (“Delphi” or the “Company”), collectively approving memoranda of understanding (each an “MOU” and collectively, the “MOUs”), regarding Delphi’s restructuring entered into among, Delphi and General Motors Corporation (“GM”) and each of the following:
•	the International Union of Electronic, Electrical, Salaried, Machine and Furniture Workers-Communication Workers of America (“IUE-CWA”), dated August 5, 2007,

•	the International Association of Machinists and Aerospace Workers and its District 10 and Tool and Die Makers Lodge 78 (“IAM”), dated July 31, 2007,

•	the International Brotherhood of Electrical Workers and its Local 663 (“IBEW”) relating to Delphi Electronics and Safety, dated July 31, 2007,

•	the IBEW relating to Delphi’s Powertrain division, dated July 31, 2007,

•	the International Union of Operating Engineers Local 18S, dated August 1, 2007,

•	the International Union of Operating Engineers Local 101S dated August 1, 2007 and

•	the International Union of Operating Engineers Local 832S (collectively, with the International Union of Operating Engineers Local 18S and the International Union of Operating Engineers Local 101S, the “IUOE”), dated August 1, 2007.
The MOUs modify, extend or terminate provisions of the existing collective bargaining agreements among Delphi, the IUE-CWA, IAM, IBEW, IUOE, and/or their various locals and provide that GM and Delphi will undertake certain financial obligations to Delphi’s IUE-CWA, IAM, IBEW, and IUOE-represented employees and retirees to facilitate these modifications. In addition to approving the MOUs, the Court orders approving the motions also approve (i) withdrawal without prejudice of Delphi’s and its affiliated debtors’ Motion for Order under 11 U.S.C. § 1113(c) Authorizing Rejection of Collective Bargaining Agreements and under 11 U.S.C. § 1114(g) Authorizing Modification of Retiree Welfare Benefits (the “1113/1114 Motion”) as it solely pertains to the IUE-CWA, IAM, IBEW, and IUOE and IUE-CWA, IAM, IBEW, and IUOE-represented retirees and approves the parties settlement of the 1113/1114 Motion as it solely pertains to the IUE-CWA, IAM, IBEW, and IUOE and IUE-CWA, IAM, IBEW, and IUOE-represented retirees; (ii) modification of retiree welfare benefits for certain IUE-CWA, IAM, IBEW, and IUOE-represented retirees of Delphi and its affiliated debtors; and (iii) pursuant to 11 U.S.C. § 363, modification of retiree welfare benefits for certain non-represented hourly active employees and retirees of Delphi and its affiliated debtors and approves a term sheet between Delphi and GM regarding Delphi’s cessation and GM’s provision of certain benefits for such employees.
The settlement of the 1113/1114 Motion applies only to the IUE-CWA, IAM, IBEW, and IUOE and IUE-CWA, IAM, IBEW, and IUOE -represented retirees and does not resolve the 1113/1114 Motion as to the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union (the “USWA”).
Complete copies of the MOUs and their attachments and the term sheet regarding certain non-represented hourly active employees and retirees of Delphi and its affiliated debtors (the “Non-Represented Term Sheet”) and the approval orders of the Court are attached as Exhibits 99(a) and 99(b) to this Form 8-K. The following summaries of certain term of the MOUs and their respective attachments and the Non-Represented Term Sheet do not purport to be complete and are qualified in their entirety by reference to Exhibits 99(a) and 99(b), which are hereby incorporated by reference and capitalized terms used and not otherwise defined in the summary have the meanings ascribed to them in the MOUs or Non-Represented Term Sheet as applicable.
IUE-CWA Memorandum of Understanding
Effective following receipt of written notice of ratification from the IUE-CWA, the IUE-CWA MOU, among other subject matters, provides that:
•	The terms of the IUE-CWA CBAs are extended until October 12, 2011;

•	A site plan is implemented with respect to each of 7 IUE-CWA-Delphi plants which includes, at certain sites, certain revenue program and production commitments from Delphi and/or GM and pursuant to which Delphi will retain ownership and operations in three facilities, two facilities will be sold or transferred to a third party and two facilities will be closed;

•	A workforce transition program is implemented for traditional IUE-CWA-represented employees that provides eligible employees with transformation plan options, including (1) attrition options similar to the previously-

approved IUE-CWA attrition program, (2) special employee placement opportunities for eligible Delphi employees who do not elect the attrition options, including relocation allowances of up to $67,000 in certain circumstances when specific plants cease production, (3) provision of lump sum “buy-down” payments totaling up to $105,000 for eligible employees who do not elect the attrition option or become employed by GM and continue to work for Delphi under the terms of the IUE-CWA MOU, and (4) severance payments up to $40,000 to eligible employees who are permanently laid off prior to October 12, 2011;
•	Certain terms of the IUE-CWA CBAs are modified with respect to wages and benefits for certain employees, including vacation entitlement, life insurance, extended disability benefits, supplemental unemployment benefits, paid holidays, and healthcare;

•	Certain terms of the IUE-CWA CBAs are modified with respect to provisions covering hiring requirements, existing IUE-CWA/Delphi Joint Activities Center (the “JAC”)/Legal Services, temporary employees, Appendix F, Guaranteed Income Stream Program, America Online, Lifetime Job and Income Security, and other matters described in Attachment E to the IUE-CWA MOU;

•	Local negotiations for all Keep and Footprint sites conducted concurrently with the negotiations resulting in the IUE-CWA MOU are final and binding upon ratification of the IUE-CWA MOU;

•	All employee, retiree, and union asserted and unasserted claims are settled (except for waiver of rights to vested pension benefits, workers compensation benefits, unemployment compensation benefits, and pending ordinary course grievances of employees remaining in the workforce); and

•	The IUE-GM National Joint Skill Development and Training Committee will quitclaim any rights to the JAC Building to the IUE-CWA International or to an agreed upon not-for-profit entity.
Effective upon the execution by Delphi and GM of a comprehensive settlement agreement resolving certain financial, commercial, and other matters between Delphi and GM and substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases and confirmed by the Court which incorporates, approves, and is consistent with all of the terms of the IUE-CWA MOU and Delphi-GM settlement:
•	Delphi’s obligation to provide certain retiree welfare benefits is eliminated and GM is obligated to provide certain retiree welfare benefits for certain IUE-CWA-represented employees covered as provided in the Benefit Guarantee Term Sheet;

•	A transfer of certain pension assets and liabilities from Delphi’s pension plans to GM’s pension plans is effectuated pursuant to Internal Revenue Code Section 414(l);

•	Delphi’s existing pension plan is frozen in certain respects effective upon emergence from chapter 11 and GM is obligated to pay certain benefits for certain IUE-CWA-represented employees covered as provided in the Benefit Guarantee Term Sheet;

•	The IUE-CWA will receive an allowed general unsecured prepetition claim against Delphi in the amount of $126 million in complete settlement of all asserted and unasserted IUE-CWA claims, including, but not limited, to the JAC asserted and unasserted claims (“the Allowed Claim”). The proceeds realized by the IUE-CWA and/or the voluntary employees’ beneficiary association (“VEBA”) trust, from a $26 million dollar portion of the Allowed Claim, will be paid directly to the VEBA trust to be established and sponsored by the IUE-CWA to provide supplemental retiree health insurance to certain eligible Delphi employees and their dependents; the proceeds realized by the IUE-CWA and/or the VEBA trust, from a $90 million dollar portion of the Allowed Claim, will be paid directly to a VEBA trust to be established and sponsored by the IUE-CWA for the purpose of funding employee benefits for active and retired employees and their dependents; and the proceeds realized by the IUE-CWA and/or a VEBA trust, from a $10 million dollar portion of the Allowed Claim, will be paid directly to the successor to the JAC entity which shall be established and administered by the IUE-CWA;

•	The IUE-CWA MOU (including the IUE-CWA CBAs) is assumed pursuant to 11 U.S.C. § 365;

•	The IUE-CWA released parties are exculpated and released in connection with the IUE-CWA MOU and Delphi’s chapter 11 cases; and

•	Delphi and GM receive releases from the IUE-CWA, all employees and former employees of Delphi represented or formerly represented by the IUE-CWA, and all persons or entities with claims derived from or related to any relationship with such employees of Delphi arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements or the IUE-CWA MOU (except for claims for benefits provided for or explicitly not waived under the IUE-CWA MOU, including, but not limited to, workers’ compensation benefits against Delphi, its subsidiaries, or affiliates that are otherwise assertable under applicable law).
The MOUs, other than the IUE-CWA MOU (the "Additional MOUs");, were ratified, respectively by the IAM, as of August 4, 2007, the IBEW, as of August 4, 2007, and the IUOE (relating to each of Local 832S and Local 18S) as of August 9, 2007 and August 10, 2007. The IUOE agreement relating to Local 101S did not require ratification because there were no active bargaining unit members at the Olathe International Union of Operating Engineers Local 101S site.
IAM, IBEW and IUOE Memoranda of Understanding
Additional MOUs, among other subject matters, provide that:
•	Certain collective bargaining agreements are extended until September 14, 2011, subject to their termination provisions, certain operations are scheduled to be closed, and certain operations are acknowledged as closed;

•	A workforce transition program is implemented (except for the International Union of Operating Engineers Local 101S) for eligible employees that provides eligible employees with transformation plan options, including (i) attrition options similar to the previously-approved UAW and IUE-CWA attrition program for eligible employees who are participants in the Delphi Hourly-Rate Employees Pension Plan, (ii) provision of a lump sum “buy-down” payment totaling $10,000 for eligible employees, and (iii) severance payments up to $40,000 to eligible employees who are permanently laid off prior to September 14, 2011;

•	Certain terms of certain collective bargaining agreements are modified (the settlement agreement relating to the International Union of Operating Engineers Local 101S terminates and supersedes the 2003 IUOE Local 101S — Delphi Agreements and all related agreements and understandings); and

•	All employee, retiree, and union asserted and unasserted claims are settled (except for waiver of rights to vested pension benefits, workers compensation benefits, unemployment compensation benefits, and the right to pursue pending ordinary course grievance except for employees who have signed individual releases of claims).
Effective upon the execution by Delphi and GM of a comprehensive settlement agreement resolving certain financial, commercial, and other matters between Delphi and GM and substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases and confirmed by the Court which incorporates, approves, and is consistent with all of the terms of the Additional MOUs and Delphi-GM settlement, the Additional MOUs, among other subject matters, provide that:
•	Delphi’s obligation to provide certain retiree welfare benefits is eliminated and GM is obligated to provide certain retiree welfare benefits for certain IAM, IBEW, and IUOE-represented retirees and eligible employees covered as provided in the Term Sheet — Delphi Cessation and GM Provision of OPEB;

•	Delphi’s existing pension plan is frozen in certain respects effective upon emergence from chapter 11 for certain IAM, IBEW, and IUOE-represented employees as provided in Section C of the settlement agreement relating to IUOE Local 101S and Section D.2 of the other Additional MOUs;

•	The Additional MOUs (including certain collective bargaining agreements) are assumed pursuant to 11 U.S.C. § 365;

•	Certain released parties are exculpated and released in connection with the Additional MOUs and Delphi’s chapter 11 cases; and

•	Delphi and GM receive releases from the IAM, IBEW, and IUOE, all employees and former employees of Delphi represented or formerly represented by the IAM, IBEW, and IUOE, and all persons or entities with claims derived from or related to any relationship with such employees of Delphi arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements or the Additional MOUs (except for claims for benefits provided for or explicitly not waived under the Additional MOUs, including, but not limited to, workers’ compensation benefits and unemployment compensation benefits against Delphi, its subsidiaries, or affiliates that are otherwise assertable under applicable law).

Non-Represented Hourly Active Employees and Retirees
On July 23, 2007, Delphi and GM agreed to the treatment of certain non-represented hourly individuals, and on August 3, 2007, this agreement was formalized in the Non-Represented Term Sheet. On August 16, 2007, the Court granted Delphi’s motion pursuant to 11 U.S.C. § 363, modifying retiree welfare benefits for certain non-represented hourly active employees and retirees of Delphi and its affiliated debtors and approving the Non-Represented Term Sheet.
A complete copy of the Non-Represented Term Sheet and the approval order of the Court are attached as Exhibit 99(b) to this Form 8-K. The following summary of certain terms of the Non-Represented Term Sheet does not purport to be complete and is qualified in its entirety by reference to Exhibit 99(b), which is hereby incorporated by reference and capitalized terms used and not otherwise defined in the summary have the meanings ascribed to them in the Non-Represented Term Sheet.
Upon the effective date of the Non-Represented Term Sheet:
•	GM will provide post-retirement medical benefits to certain of the non-represented hourly active employees and retirees in accordance with all the ongoing terms, conditions, and eligibility requirements of the GM Health Care Program for Hourly Employees and GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program;

•	GM will provide all employer-paid post-retirement Basic Life Insurance benefits to certain of the non-represented hourly active employees and retirees in accordance with all the ongoing terms, conditions, and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees and at the level provided for non-represented hourly retirees on the date immediately preceding GM’s provision of such benefits, provided, however, that GM will not be required to provide life insurance benefits at a level and scope that exceeds that being provided for similarly situated IBEW or IAM-represented hourly retirees of GM; and

•	Delphi has agreed to reimburse GM for the actuarial present value of GM’s actual liability with respect to the provision of OPEB to certain of Delphi’s non-represented hourly active employees and retirees.
ITEM 8.01 OTHER EVENTS
On August 17, 2007, Delphi announced it had reached a tentative agreement and signed a Memorandum of Understanding with the USWA and GM representing certain U.S. hourly employees covering workforce transition, legacy pension items as well as other comprehensive transformational matters. The agreement is subject to union ratification and approval by the Court. A copy of the press release is attached as exhibit 99(c) hereto.
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K, including the exhibits being filed as part of this report, as well as other statements made by Delphi may contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility; the terms of any reorganization plan ultimately confirmed; the Company’s ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; the Company’s ability to satisfy the terms and conditions of the new Equity Purchase and Commitment Agreement; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan (including the transformation plan described in Item 1. Business “Potential Divestitures, Consolidations and Wind-Downs” of the Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC) and to do so in a timely manner; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees and the ability of the Company to attract and retain customers. Additional factors that could affect future results are identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, including the risk factors in Part I. Item 1A. Risk Factors, contained therein and the Company’s quarterly periodic reports for the subsequent periods, including the risk factors in Part II. Item 1A. Risk Factors, contained therein, filed with the SEC. Delphi disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various prepetition liabilities, common stock and/or other equity securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy cases to each of these constituencies. A plan of reorganization could result in holders of Delphi’s common stock receiving no distribution on account of their interest and cancellation of their interests. In addition, under certain conditions specified in the U.S. Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in Delphi’s common stock or other equity interests or any claims relating to prepetition liabilities.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits. The following exhibit is being furnished as part of this report.

Exhibit
Number	Description
99(a)	Final Order entered by the United States Bankruptcy Court for the Southern District of New York on August 16, 2007, including form of Memorandum of Understanding, dated August 5, 2007
99(b)	Final Order entered by the United States Bankruptcy Court for the Southern District of New York on August 16, 2007, including forms of Memorandum of Understanding, dated July 31, 2007 and August 1, 2007 and including the Term sheet — Delphi Cessation and GM Provision of OPEB For Certain Non-Represented Delphi Employees and Retirees, dated August 3, 2007
99(c)	Press Release, dated August 17, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: August 22, 2007
	By:	/s/ DAVID M. SHERBIN
David M. Sherbin,
Vice President, General Counsel and Chief Compliance Officer